UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 30, 2022
BRICKELL BIOTECH, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5777 Central Avenue
Suite 102
Boulder, CO 80301
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 505-4755
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BBI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modifications to Rights of Security Holders.
The disclosure required by this Item is included in Item 5.03 of this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Reverse Stock Split
At a special meeting of stockholders held on June 30, 2022 (the “Special Meeting”), the stockholders of Brickell Biotech, Inc. (the “Company”) approved an amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s outstanding common stock, par value $0.01 per share (the “Common Stock”), at a reverse stock split ratio ranging from any whole number between 1-for-10 and 1-for-45, subject to and as determined by the Board of Directors (the “Reverse Stock Split Proposal”). The Reverse Stock Split Proposal was Proposal 1 in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on June 9, 2022 (the “Proxy Statement”). Following the Special Meeting, the Company’s Board of Directors determined to effect the reverse stock split at a final split ratio of 1-for-45. On July 1, 2022, the Company filed a certificate of amendment to the Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware (the “Delaware SOS”) to effect the reverse stock split, with an effective time of 12:01 a.m. Eastern Time on July 5, 2022 (the “Effective Time”).
At the Effective Time, each forty-five (45) shares of Common Stock issued and outstanding immediately prior to the Effective Time were automatically reclassified, combined and converted into one (1) validly issued, fully paid and non-assessable share of Common Stock, subject to the treatment of fractional share interests as described below. Proportional adjustments were made to the number of shares of Common Stock subject to outstanding equity awards and warrants, as well as the applicable exercise price.
Following the Effective Time, the Common Stock will continue to be traded under the symbol BBI and began trading on a split-adjusted basis when The Nasdaq Stock Market opened on Tuesday, July 5, 2022, under a new CUSIP number, 10802T 204.
No fractional shares will be issued in connection with the reverse stock split. In lieu of fractional shares, American Stock Transfer & Trust Company, LLC, as exchange agent, will aggregate all fractional shares and arrange for them to be sold as soon as practicable after the Effective Time at the then-prevailing prices on The Nasdaq Capital Market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share as a result of the reverse stock split. After completion of such sale, stockholders who would have been entitled to a fractional share will instead receive a cash payment in an amount equal to their respective pro rata shares of the total proceeds of that sale net of any brokerage costs incurred to sell such stock.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment as filed with the Delaware SOS, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Certificate of Elimination
Following the automatic redemption of the sole outstanding share of the Company’s Series A Preferred Stock, par value $0.01 per share, upon the effectiveness of the Amendment, the Company filed a Certificate of Elimination to the Certificate of Incorporation with the Delaware SOS on July 5, 2022 which, effective upon filing, eliminated all matters set forth in the Certificate of Designation of Series A Preferred Stock filed with the Delaware SOS on May 25, 2022 (the “Certificate of Elimination”). The foregoing description of the Certificate of Elimination does not purport to be complete and is qualified in its entirety by reference to the Certificate of Elimination, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders
As reported in Item 5.03 above, the Company held the Special Meeting on June 30, 2022, at which the proposals, as described in more detail in the Proxy Statement, were presented. A total of 66,307,663 shares of Common Stock, out of a total of 119,415,857 shares of Common Stock issued and outstanding and entitled to vote, and the one share of the Company’s Series A Preferred Stock (the “Preferred Stock”) that was issued and outstanding and entitled to vote at the Special Meeting, each as of the record date for the Special Meeting, were present in person or represented by proxy at the Special Meeting, constituting a quorum. As previously described in the Proxy Statement, the holder of record of the one outstanding share of the Company’s Preferred Stock was entitled to 80,000,000 votes, had the right to vote only on Proposal 1, and such votes were counted in the same proportion as the shares of Common Stock voted on Proposal 1. Holders of the Company’s Common Stock were entitled to one vote per share on each proposal.
The following matters were voted upon by the stockholders at the Special Meeting, with the final voting results as shown:
Proposal 1 - To approve an amendment to the Certificate of Incorporation to effect a reverse stock split of the Common Stock, at a reverse stock split ratio ranging from any whole number between 1-for-10 and 1-for-45, subject to and as determined by the Board of Directors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
121,161,194	24,720,921	425,548	0
Proposal 2 - To approve an amendment to the Certificate of Incorporation to decrease the total number of authorized shares of Common Stock as determined by a formula based on the ratio utilized in any reverse stock split, if and only if a reverse stock split is both approved and implemented.

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,006,410	10,378,959	1,732,232	26,185,290
Proposal 3 - To approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposal 1 at the time of the Special Meeting or in the absence of a quorum.

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,711,820	9,980,303	615,550	0
Proposals 1 and 3 were approved, each receiving the affirmative requisite vote of the stockholders of the Company. Proposal 2 was not approved, as it did not receive the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote. Although Proposal 3 was approved, the adjournment of the Special Meeting to solicit additional proxies was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to approve Proposal 1.
Item 7.01. Regulation FD Disclosure
On July 1, 2022, the Company issued a press release related to the reverse stock split. A copy of the press release is attached hereto as Exhibit 99.1.
The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

3.1	Certificate of Amendment to the Restated Certificate of Incorporation, dated July 1, 2022

3.2	Certificate of Elimination, dated July 5, 2022

99.1	Press release issued by Brickell Biotech, Inc. on July 1, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2022	Brickell Biotech, Inc.

	By:	/s/ Robert B. Brown
	Name:	Robert B. Brown
	Title:	Chief Executive Officer